Exhibit 21.1

HEALTH CARE PROPERTY INVESTORS, INC.

SUBSIDIARIES

Wholly Owned Subsidiaries	Organized Under Laws of

AHP of Nevada, Inc.	Nevada
AHP of Washington, Inc.	Washington
ARC Richmond Place Real Estate Holdings, LLC	Delaware
Birmingham HCP, LLC	Delaware
Emeritus Realty V, LLC	Delaware
ESC-La Casa Grande, LLC	Delaware
Healthcare Property Investors III	California
HCP 1101 Madison MOB, LLC	Delaware
HCP 600 Broadway MOB, LLC	Delaware
HCP AL of Florida, LLC	Delaware
HCP Acquisitions, LLC	Delaware
HCP Arnold MOB, LLC	Delaware
HCP Ballard MOB, LLC	Delaware
HCP EGP, Inc.	Delaware
HCP Kirkland, LLC	Delaware
HCP Louisville, Inc.	Delaware
Faulkner Hinton Suburban I, LLC	Kentucky
Faulkner Hinton Suburban III, LLC	Kentucky
HCP Medical Office Buildings I, LLC	Delaware
HCP Medical Office Buildings II, LLC	Delaware
HCP NE Retail, LLC	Delaware
HCP Shore	Delaware
HCP TRS, Inc.	Delaware
Medical Office Buildings of Reston, LLC	Delaware
HCP Enc1 Naples FL, LLC	Delaware
HCP Enc1 Florida, LLC	Delaware
HCP Enc1 California, LLC	Delaware
HCP Enc1 A Pack, LLC	Delaware
HCPI Knightdale, Inc.	Delaware
HCPI Mortgage Corp.	Delaware
HCPI Trust	Maryland
HCP Virginia, Inc.	Delaware
Jackson HCP, LLC	Delaware
McKinney HCP GP, LLC	Delaware
McKinney HCP, L.P.	Delaware
Meadowdome, LLC	Maryland
Medcap HCPI Development, LLC	Delaware
Aurora HCP, LLC	Delaware
HCP Briargate MOB, LLC	Delaware
HCP Owasso MOB, LLC	Delaware
Medical Office Buildings of Colorado II, LLC	Delaware
Medical Office Buildings of Nevada Southern Hills, LLC	Delaware
Mission Springs AL, LLC	Delaware
Overland Park AL, LLC	Delaware
Tampa HCP, LLC	Delaware
Texas HCP G.P., Inc.	Delaware
Texas HCP Holding, L.P.	Delaware
Texas HCP AL, L.P.	Delaware
Texas HCP Medical G.P., Inc.	Delaware
Texas HCP Medical Office Buildings, L.P.	Delaware
Texas HCP, Inc.	Maryland
HCP Cityview I, L.P.	Delaware
HCP Cityview II, L.P.	Delaware
HCP Remington Oaks MOB, L.P.	Delaware
HCP Stone Oak MOB, L.P.	Delaware
HCP Crosswood, Inc.	Delaware
HCP Crosswood II, Inc.	Delaware
HCP Periferico 4338 Holdings, LLC	Delaware
HCP Periferico 4338, LLC	Delaware
HCP Tesson, LLC	Delaware
HCP Veranda, LLC	Delaware
Ocean Acquisition 1, Inc.	Maryland
HCP GP Corp.	Delaware
HCP Partners, LP	Delaware
HCP - AM/Illinois, LLC	Delaware
HCP - AM/Texas, LLC	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

HCP - AM/Florida, LLC	Delaware
HCP - AM/Colorado, LLC	Delaware
HCP HB2 Dallas TX, LLC	Delaware
HCP HB2 Hoover AL, LLC	Delaware
HCP PC1 Naples FL, LLC	Delaware
HCP PC1 Venice FL, LLC	Delaware
HCP PC1 Buckhead GA, LLC	Delaware
HCP PC1 Friendship Heights MD, LLC	Delaware
HCP PC1 New Jersey, LLC	Delaware
HCP PC1 North Carolina, LLC	Delaware
HCP PC1 Stamford CT, LLC	Delaware
HCP PC1 Brentwood TN, LLC	Delaware
HCP - AM/Tennessee, LLC	Delaware
HCP RPI-VB, LLC	Delaware
HCP PC2, LLC	Delaware
Annapolis Assisted Living, LLC	Maryland
Pikesville Assisted Living, LLC	Maryland
HCP ER1 GP, LLC	Delaware
HCP ER1, LP	Delaware
HCP ER2 GP, LLC	Delaware
HCP ER2, LP	Delaware
HCP ER3 GP, LLC	Delaware
HCP ER3, LP	Delaware
HCP ER4 GP, LLC	Delaware
HCP ER4, LP	Delaware
HCP ER5 GP, LLC	Delaware
HCP ER5, LP	Delaware
HCP ER6 GP, LLC	Delaware
HCP ER6, LP	Delaware
HCP MA2 GP Holding, LLC	Delaware
HCP MA2, LP	Delaware
HCP MA2 Arkansas, LP	Delaware
HCP MA2 California, LP	Delaware
HCP MA2 Illinois, LP	Delaware
HCP MA2 Massachusetts, LP	Delaware
HCP MA2 Ohio, LP	Delaware
HCP MA2 Oklahoma, LP	Delaware
HCP MA2 Utah, LP	Delaware
HCP MA3 GP Holding, LLC	Delaware
HCP MA3, LP	Delaware
HCP MA3 Pennsylvania, LP	Delaware
HCP MA3 Virginia, LP	Delaware
HCP MA3 A Pack GP, LLC	Delaware
HCP MA3 A Pack, LP	Delaware
HCP MA3 California, LP	Delaware
HCP MA3 Georgia, LP	Delaware
HCP MA3 Kentucky, LP	Delaware
HCP MA3 Oklahoma, LP	Delaware
HCP MA3 South Carolina, LP	Delaware
HCP MA3 Washington, LP	Delaware
HCP Clayton OH, LLC	Delaware
HCP SLB Florida, LLC	Delaware
HCP DSL1 GP, LLC	Delaware
HCP DSL1 Alabama, LP	Delaware
HCP MA4 GP, LLC	Delaware
HCP MA4, LP	Delaware
HCP MA4 GP Florida Holding, LLC	Delaware
HCP MA4 Tampa FL, LP	Delaware
HCP ST1 Colorado GP, LLC	Delaware
HCP ST1 Colorado, LP	Delaware
HCP CH1 Saddle River, LLC	Delaware
HCP Eden1 Gainesville FL, LLC	Delaware
HCP Eden1 Jacksonville FL, LLC	Delaware
HCP Eden1 Tallahassee FL, LLC	Delaware
HCP Eden2 Georgia GP, LLC	Delaware
HCP Eden2 North Carolina GP, LLC	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

HCP Eden2 GP, LLC	Delaware
HCP Eden2, LP	Delaware
HCP Eden2 North Carolina, LP	Delaware
HCP Eden2 Georgia, LP	Delaware
HCP Eden2 A Pack, LLC	Delaware
HCP Eden2 B Pack, LLC	Delaware
HCP Sun2 Des Peres MO, LLC	Delaware
HCP Sun2 Richmond Heights MO, LLC	Delaware
HCP Sun2 Wilmette IL, LLC	Delaware
HCP MA4 GP Cleveland OH, LLC	Delaware
HCP MA4 Cleveland OH, LP	Delaware
HCP MA4 GP Columbia MD, LLC	Delaware
HCP MA4 Columbia MD, LP	Delaware
HCP MA4 GP Dayton OH, LLC	Delaware
HCP MA4 Dayton OH, LP	Delaware
HCP MA4 GP Dunwoody GA, LLC	Delaware
HCP MA4 Dunwoody GA, LP	Delaware
HCP MA4 GP Florham Park NJ, LLC	Delaware
HCP MA4 Florham Park NY, LP	Delaware
HCP MA4 GP Greensboro NC, LP	Delaware
HCP MA4 Greensboro NC, LP	Delaware
HCP MA4 GP Kansas City KS, LP	Delaware
HCP MA4 Kansas City KS, LP	Delaware
HCP MA4 GP Northville MI, LLC	Delaware
HCP MA4 Northville MI, LP	Delaware
HCP MA4 GP Omaha NE, LLC	Delaware
HCP MA4 Omaha NE, LP	Delaware
HCP MA4 GP Rockville MD, LLC	Delaware
HCP MA4 Rockville MD, LP	Delaware
HCP MA4 GP St. Charles II, LLC	Delaware
HCP MA4 St. Charles II, LP	Delaware
HCP MA4 GP West Orange NJ, LLC	Delaware
HCP MA4 West Orange NJ, LP	Delaware
HCP MA4 GP Wheaton IL, LLC	Delaware
HCP MA4 Wheaton IL, LP	Delaware
HCP MC1 Georgia, LLC	Delaware
HCP GT1 Indiana, LLC	Delaware
HCP GT1 Illinois, LLC	Delaware
HCP GT1 Ohio, LLC	Delaware
HCP Westgate 1 Auburn Hills MI, LLC	Delaware
HCP Westgate 1 Sterling Heights MI, LLC	Delaware
HCP Sun1 GP, LLC	Delaware
HCP Sun1, LP	Delaware
HCP Sun1 Beverly Hills CA, LLC	Delaware
HCP Sun1 Cresskill NJ, LLC	Delaware
HCP Sun1 Edmonds WA, LLC	Delaware
HCP Sun1 Lilburn GA, LLC	Delaware
HCP Sun1 Madison NJ, LLC	Delaware
HCP Ventures II Member, LLC	Delaware
HCP MOP GP, LLC	Delaware
HCP MOP, LP	Delaware
HCP MOP A Pack GP, LLC	Delaware
HCP MOP 1110 Irving TX, LP	Delaware
HCP MOP 7200 Irving TX, LP	Delaware
HCP MOP 4204 Durham NC, LP	Delaware
HCP MOP 4228 Durham NC, LP	Delaware
HCP MOP 4233 Durham NC, LP	Delaware
HCP MOP 4323 Durham NC, LP	Delaware
HCP MOP Tampa FL, LP	Delaware
HCP MOP Fairfax VA, LP	Delaware
HCP MOP Sherman Oaks CA, LP	Delaware
HCP MOP Valencia CA, LP	Delaware
HCP MOP Encino CA GP, LLC	Delaware
HCP MOP Encino CA, LP	Delaware
HCP MOP Denver CO GP, LLC	Delaware
HCP MOP Denver CO, LP	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

HCP MOP 1411 Aurora CO GP, LLC	Delaware
HCP MOP 1411 Aurora CO, LP	Delaware
HCP MOP 1421 Aurora CO GP, LLC	Delaware
HCP MOP 1421 Aurora CO, LP	Delaware
HCP MOP Columbia MD GP, LLC	Delaware
HCP MOP Columbia MD, LP	Delaware
HCP MOP Chesapeake VA, LLC	Delaware
HCP MOP Rockville MD, LLC	Delaware
HCP MOP Plano TX, LLC	Delaware
HCP MOP Houston TX, LLC	Delaware
HCP MOP Corpus Christi TX, LLC	Delaware
HCP MOP Largo FL, LLC	Delaware
HCP MOP Clearwater FL, LLC	Delaware
HCP Eby1 GP, LLC	Delaware
HCP Eby1, LP	Delaware
HCP Eby1 Iowa GP, LLC	Delaware
HCP Eby1 Davenport IA, LP	Delaware
HCP Eby1 Marion IA, LP	Delaware
HCP Eby1 Illinois GP, LLC	Delaware
HCP Eby1 Illinois, LP	Delaware
HCP Eby2 Portage MI, LLC	Delaware
HCP SWG Birthplace Investors, LLC	Delaware
HCP DAS Tranche 1 GP, LLC	Delaware
Baytown MOB Partners, Ltd.	Florida
Orlando MOB Owners, LLC	Delaware
Lexington II MOB Owner, LLC	Delaware
Tucson MOB Partners, Ltd.	Florida
Tucson Medical Investors, Ltd.	Florida
Aurora MOB Owner, LLC	Delaware
Elgin I MOB Owner, LLC	Delaware
Elgin II MOB Owner, LLC	Delaware
HCP DAS Lender GP, LLC	Delaware
HCP DAS Lender, LP	Delaware
HCP DAS GP, LLC	Delaware
HCP DAS, LP	Delaware
HCP Milton Medical Equity Investors, LLC	Delaware
HCP Fannin Medical Investors, LLC	Delaware
HCP DAS Scottsdale AZ GP, LLC	Delaware
MCDowell Mountain Medical Investors, Ltd.	Florida
HCP DAS Lancaster TX GP, LLC	Delaware
Lancaster Medical Equity Investors, Ltd.	Texas
HCP DAS Brentwood CA GP, LLC	Delaware
Brentwood MOB Owners, LLC	Delaware
HCP DAS Nassau Bay TX GP, LLC	Delaware
SJH Office Equity Investors, Ltd.	Texas
HCP Lake Granbury Investors, LLC	Delaware
HCP DAS Marion IL GP, LLC	Delaware
HCP DAS Lexington KY GP, LLC	Delaware
Lexington Equity Investors, Ltd.	Florida
HCP Jackson Central Investors, LLC	Delaware
HCP DAS Jackson II MS GP, LLC	Delaware
River Oaks MOB Owners, LLC	Delaware
HCP DAS Parker CO GP, LLC	Delaware
Parker MOB Owners, LLC	Delaware
HCP DAS Texarkana TX GP, LLC	Delaware
Texarkana Medical Equity Investors Corporation	Florida
HCP DAS Pipeline I, LLC	Delaware
HCP DAS Cypress TX GP, LLC	Delaware
HCP DAS Pearland TX GP, LLC	Delaware
HCP Aur1 GP, LLC	Delaware
HCP Aur1, LP	Delaware
HCP Aur1 California A Pack GP, LLC	Delaware
CNL Retirement Aur1 California A Pack, LP	Delaware
HCP Aur1 California B Pack GP, LLC	Delaware
HCP Aur1 California B Pack, LP	Delaware
HCP Aur1 Connecticut GP, LLC	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

HCP Aur1 Connecticut, LP	Delaware
HCP Aur1 Maryland GP, LLC	Delaware
HCP Aur1 Maryland, LP	Delaware
HCP Aur1 Massachusetts GP, LLC	Delaware
HCP Aur1 Massachusetts, LP	Delaware
HCP Aur1 New Jersey GP, LLC	Delaware
HCP Aur1 New Jersey, LP	Delaware
HCP Aur1 Virginia GP, LLC	Delaware
HCP Aur1 Virginia, LP	Delaware
HCP DAS Evansville IN GP, LLC	Delaware
HCP Chattanooga Surgery Center Owners, LLC	Delaware
HCP Chattanooga Plaza Owners, LLC	Delaware
HCP DAS Oakbrook IL, LLC	Delaware
HCP Enc1 GP, LLC	Delaware
HCP Enc1, LP	Delaware
HCP Enc1 Anaheim CA GP, LLC	Delaware
HCP Enc1 Anaheim CA, LP	Delaware
HCP Enc1 Tallahassee FL GP, LLC	Delaware
HCP Enc1 Tallahassee FL, LP	Delaware
HCP Enc1 Portland OR GP, LLC	Delaware
HCP Enc1 Portland OR, LP	Delaware
HCP Enc1 Victorville CA GP, LLC	Delaware
HCP Enc1 Victorville GA, LP	Delaware
HCP DAS Westminster CO GP, LLC	Delaware
HCP DAS Parker II CO GP, LLC	Delaware
HCP DAS Fredericksburg VA GP, LLC	Delaware
HCP DAS Towson MD GP, LLC	Delaware
HCP DAS Petersburg VA GP, LLC	Delaware
HCP DAS South University Little Rock AR, LLC	Delaware
HCP DAS Rodney Parham Little Rock AR, LLC	Delaware
HCP CRS1 GP, LLC	Delaware
HCP CRS1 Delphis Lead Lender Partner I, Inc	Delaware
HCP CRS1 Delphis Lead Lender Partner 2, Inc.	Delaware
HCP CRS1 Delphis Lead Lender, LP	Delaware
HCP CRS1 Delphis Participating Lender, LP	Delaware
HCP CRS2 GP, LLC	Delaware
HCP CRS2, LP	Delaware
HCP CRS2 Creve Coeur MO GP, LLC	Delaware
HCP CRS2 Fresno CA GP, LLC	Delaware
HCP CRS2 Plano TX GP, LLC	Delaware
HCP CRS2 Cleveland OH GP, LLC	Delaware
HCP CRS2 Ogden UT GP, LLC	Delaware
HCP SU TRs Corp.	Delaware
HCP/GP National Corp.	Delaware
HCP MA1, LP	Delaware
HCP MA1 GP, LLC	Delaware
HCP Camarillo CA, LP	Delaware
HCP Dartmouth MA, LP	Delaware
HCP Laguna Creek CA, LP	Delaware
HCP Towson MD, LP	Delaware
Ocean Acquisition 2, LLC	Florida
HCP Woodbridge, LLC	Delaware
HCP Fund Management, LLC	Delaware
HCP Fund, L.P.	Delaware
HCP MOP Member, LLC	Delaware
HCP Medical Office Portfolio, LLC	Delaware
Medcap Properties, LLC	Delaware
MOB/GP of Texas City, LLC	Delaware
MOB/LP of Texas City, LLC	Delaware
Medical Office Buildings of Texas City, LP	Delaware
MOB/GP Texas City 1 of Texas, LLC	Delaware
MOB Texas City 1 of Texas, L.P.	Delaware
MedCap Holding II, LLC	Delaware
Medcap Properties II, LLC	Delaware
Medcap Holding III, LLC	Delaware
Medical Office Buildings of Osceola, LLC	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

MedCap Holding IV, LLC	Delaware
Medical Office Buildings Plantation, LLC	Delaware
MOB/GP of Plano, LLC	Delaware
MOB/LP of Plano, LLC	Delaware
Medical Office Buildings of Plano, L.P.	Delaware
MedCap Properties I, LLC	Delaware
Charles Pavilion Holdings, LLC 100%	Delaware
MOB/GP 88 of Texas, LLC	Delaware
MOB 88 of Texas, L.P,	Delaware
MOB/GP 90 of Texas, LLC	Delaware
MOB 90 of Texas, L.P.	Delaware
Medical Office Buildings of Alaska, LLC	Delaware
MOB 132 of Alaska, LLC	Delaware
Medical Office Buildings of California Goodsam, LLC	Delaware
MOB 1 of California, LLC	Delaware
Medical Office Buildings of Colorado, LLC	Delaware
MOB Sky Ridge 1 of Colorado, LLC	Delaware
Medical Office Buildings of Florida, LLC	Delaware
MOB 2 of Florida, LLC	Delaware
MOB 3 of Florida, LLC	Delaware
MOB 5 of Florida, LLC	Delaware
MOB 6 of Florida, LLC	Delaware
MOB 9 of Florida, LLC	Delaware
MOB 10 of Florida, LLC	Delaware
MOB 11 of Florida, LLC	Delaware
MOB 13 of Florida, LLC	Delaware
MOB 14 of Florida, LLC	Delaware
MOB 17 of Florida, LLC	Delaware
MOB 19 of Florida, LLC	Delaware
MOB 135 of Florida, LLC	Delaware
Medical Office Buildings of Georgia, LLC	Delaware
MOB 22 of Georgia, LLC	Delaware
MOB 23 of Georgia, LLC	Delaware
MOB 24 of Georgia, LLC	Delaware
MOB 27 of Georgia, LLC	Delaware
Medical Office Buildings of Kentucky, LLC	Delaware
Medical Office Buildings of Louisiana, LLC	Delaware
MOB 34 of Louisiana, LLC	Delaware
MOB 35 of Louisiana, LLC	Delaware
MOB 36 of Louisiana, LLC	Delaware
MOB 37 of Louisiana, LLC	Delaware
MOB 39 of Louisiana, LLC	Delaware
MOB 40 of Louisiana, LLC	Delaware
MOB 41 of Louisiana, LLC	Delaware
MOB 42 of Louisiana, LLC	Delaware
MOB 43 of Louisiana, LLC	Delaware
MOB 44 of Louisiana, LLC	Delaware
MOB 45 of Louisiana, LLC	Delaware
Medical Office Buildings of Nevada, LLC	Delaware
MOB 46 of Nevada, LLC	Delaware
MOB 47 of Nevada, LLC	Delaware
MOB 48/49 of Nevada, LLC	Delaware
MOB 50 of Nevada, LLC	Delaware
Medical Office Buildings of South Carolina, LLC	Delaware
MOB 51 of South Carolina, LLC	Delaware
Medical Office Buildings of Tennessee, LLC	Delaware
MOB 53 of Tennessee, LLC	Delaware
MOB 54/55 of Tennessee, LLC	Delaware
MOB 57 of Tennessee, LLC	Delaware
MOB 58 of Tennessee, LLC	Delaware
MOB 59 of Tennessee, LLC	Delaware
MOB 65 of Tennessee, LLC	Delaware
MOB 66 of Tennessee, LLC	Delaware
MOB 67 of Tennessee, LLC	Delaware
MOB 68 of Tennessee, LLC	Delaware
MOB 69 of Tennessee, LLC	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

MOB 70 of Tennessee, LLC	Delaware
MOB 71 of Tennessee, LLC	Delaware
MOB 72 of Tennessee, LLC	Delaware
MOB 74 of Tennessee, LLC	Delaware
MOB 75 of Tennessee, LLC	Delaware
MOB 76 of Tennessee, LLC	Delaware
MOB 147 of Tennessee, LLC	Delaware
Medical Office Buildings of Virginia, LLC	Delaware
MOB 126 of Virginia, LLC	Delaware
MOB 127 of Virginia, LLC	Delaware
MOB 128 of Virginia, LLC	Delaware
MOB 144 of Virginia, LLC	Delaware
Medical Office Buildings of Washington, LLC	Delaware
MOB 129 of Washington, LLC	Delaware
Medical Office Buildings of West Virginia, LLC	Delaware
MOB 130 of West Virginia, LLC	Delaware
MOB 131 of West Virginia, LLC	Delaware
MOB Special Member, Inc.	Delaware
MOB/GP of Texas, LLC	Delaware
MOB/LP of Texas, LLC	Delaware
Medical Office Buildings of Texas, L.P.	Delaware
MOB/GP 77 of Texas, LLC	Delaware
MOB 77 of Texas, L.P.	Delaware
MOB/GP 82/85/86 of Texas, LLC	Delaware
MOB 82/85/86 of Texas, L.P.	Delaware
MOB/GP 83 of Texas, LLC	Delaware
MOB 83 of Texas, L.P.	Delaware
MOB/GP 87 of Texas, LLC	Delaware
MOB 87 of Texas, L.P.	Delaware
MOB/GP 91 of Texas, LLC	Delaware
MOB 91 of Texas, L.P.	Delaware
MOB/GP 93 of Texas, LLC	Delaware
MOB 93 of Texas, L.P.	Delaware
MOB/GP 97 of Texas, LLC	Delaware
MOB 97 of Texas, L.P.	Delaware
MOB/GP 100 of Texas, LLC	Delaware
MOB 100 of Texas, L.P.	Delaware
MOB/GP 101 of Texas, LLC	Delaware
MOB 101 of Texas, L.P.	Delaware
MOB/GP 102/104 of Texas, LLC	Delaware
MOB 102/104 of Texas, L.P.	Delaware
MOB/GP 103 of Texas, LLC	Delaware
MOB 103 of Texas, L.P.	Delaware
MOB/GP 105 of Texas, LLC	Delaware
MOB 105 of Texas, L.P.	Delaware
MOB/GP 111 of Texas, LLC	Delaware
MOB 111 of Texas, L.P.	Delaware
MOB/GP 115 of Texas, LLC	Delaware
MOB 115 of Texas, L.P.	Delaware
MOB/GP 117 of Texas, LLC	Delaware
MOB 117 of Texas, L.P.	Delaware
MOB/GP 122 of Texas, LLC	Delaware
MOB 122 of Texas, L.P.	Delaware
MOB/GP 124 of Texas, LLC	Delaware
MOB 124 of Texas, L.P.	Delaware
MOB/GP 139 of Texas, LLC	Delaware
MOB 139 of Texas, L.P.	Delaware
MOB/GP 146 of Texas, LLC	Delaware
MOB 146 of Texas, L.P.	Delaware
MOB/Bay-1 of Florida, LLC	Delaware
MOB GP Las Colinas II, LLC	Delaware
MOB/GP - West Houston, LLC	Delaware
MOB GP Sugarland, LLC	Delaware
MOB/LP Texas Holding, LLC	Delaware
MOB Las Colinas II, L.P.	Delaware
MOB-West Houston, L.P.	Delaware

Wholly Owned Subsidiaries	Organized Under Laws of

MOB Sugarland II, L.P.	Delaware
HCP GP/Tennessee, LLC	Delaware
HCP GP/Texas, LLC	Delaware
HCP GP/Illinois, LLC	Delaware
HCP GP/Colorado, LLC	Delaware
HCP GP/Florida, LLC	Delaware
FAEC Holdings (Slidell), LLC	Delaware

Consolidated Joint Ventures	Organized Under Laws of

ARC Holland Real Estate Holdings, LLC	Delaware
ARC LaBarc Real Estate Holdings, LLC	Delaware
ARC Sun City Real Estate Holdings, LLC	Delaware
Fayetteville Health Associates Limited Partnership	Delaware
Ft. Worth-Cal Associates, LLC	California
HCP DR Alabama, LLC	Delaware
Pace MOB, LLC	Delaware
SHAC, LLC	Delaware
HCP DR California, LLC	Delaware
HCP Pleasant, LLC	Delaware
HCP CTE, L.P.	Delaware
HCPI/Colorado Springs Limited Partnership	Delaware
HCP ETE, L.P.	Delaware
HCP VPI Sorrento II, LLC	Delaware
HCPI/Idaho Falls, LLC	Delaware
HCPI/Indiana, LLC	Delaware
HCPI/Kansas Limited Partnership	Delaware
HCPI/Little Rock Limited Partnership	Delaware
HCPI/San Antonio Limited Partnership	Delaware
HCPI/Sorrento, LLC	Delaware
HCPI/Utah, LLC	Delaware
Davis North I, LLC	Delaware
HCPI/Utah II, LLC	Delaware
HCPI/Stansbury, LLC	Delaware
HCPI/Wesley, LLC	Delaware
Health Care Property Partners	California
Louisiana-Two Associates, LLC	California
Perris-Cal Associates, LLC	California
Statesboro Associates, LLC	California
Vista Cal Associates, LLC	California
Wichita Health Associates Limited Partnership	Delaware
HCP Birmingham Portfolio, LLC	Delaware
DSTS, LLC	Florida
Lancaster MOB East and West Partners, Ltd.	Texas
SJH Medical Office Partners, Ltd.	Texas
Lexington MOB Partners, Ltd.	Florida
East Texas Medical Equity Investor Limited Partnership	Texas
Texarkana Partners Limited	Texas
Durant MOB Manager, LLC	Delaware
Jackson II MOB Owner, LLC	Delaware
HCP DAS Cypress TX, LP	Delaware
HCP DAS Pearland TX, LP	Delaware
Evansville MOB Owners Limited Partnership	Delaware
HCP DAS Westminster CO, LP	Delaware
HCP DAS Parker II CO, LP	Delaware
HCP DAS Fredericksburg VA, LP	Delaware
HCP Towson MD, LP	Delaware
HCP DAS Towson Real Estate, LLC	Maryland
HCP DAS Petersburg VA, LP	Delaware
HCP CRS1, LP	Delaware
HCP CRS1 Park Cities Dallas TX GP, LLC	Delaware
HCP CRS1 Park Cities Dallas TX, LP	Delaware
HCP CRS1 Trophy Club TX GP, LLC	Delaware
HCP CRS1 Trophy Club TX, LP	Delaware
HCP CRS1 Glen Lakes Dallas TX GP, LLC	Delaware
HCP CRS1 Glen Lakes Dallas TX, LP	Delaware
HCP CRS1 Valley View Dallas TX GP, LLC	Delaware
HCP CRS1 Valley View Dallas TX, LP	Delaware
HCP CRS1 Coppell TX GP, LLC	Delaware
HCP CRS1 Coppell TX, LP	Delaware
HCP CRS1 Oklahoma City OK GP, LLC	Delaware
HCP CRS1 Oklahoma City OK, LP	Delaware
HCP CRS1 Tulsa OK GP, LLC	Delaware
HCP CRS1 Tulsa OK, LP	Delaware
HCP CRS1 North Central Dallas TX GP, LLC	Delaware

Consolidated Joint Ventures	Organized Under Laws of

HCP CRS1 North Central Dallas TX, LP	Delaware
HCP CRS1 McKinney TX GP, LLC	Delaware
HCP CRS1 McKinney TX, LP	Delaware
HCP CRS1 2817 Denton TX GP, LLC	Delaware
HCP CRS1 2817 Denton TX, LP	Delaware
HCP CRS1 2809 Denton TX GP, LLC	Delaware
HCP CRS1 2809 Denton TX, LP	Delaware
HCP CRS1 2801 Denton TX GP, LLC	Delaware
HCP CRS1 2801 Denton TX, LP	Delaware
HCP CRS1 Midlothian TX GP, LLC	Delaware
HCP CRS1 Midlothian TX, LP	Delaware
HCP CRS1 Grand Prairie TX GP, LLC	Delaware
HCP CRS1 Grand Prairie TX, LP	Delaware
HCP CRS1 Victoria TX GP, LLC	Delaware
HCP CRS1 Victoria TX, LP	Delaware
HCP CRS1 Phoenix AZ GP, LLC	Delaware
HCP CRS1 Phoenix AZ, LP	Delaware
HCP CRS2 Creve Coeur MO, LP	Delaware
HCP CRS2 Fresno CA, LP	Delaware
HCP CRS2 Plano TX, LP	Delaware
HCP CRS2 Cleveland OH, LLC	Delaware
HCP CRS2 Ogden UT, LP	Delaware
The Dasco Companies, LLC	Delaware
Marion Medical Investors, LP	Illinois
Marion MOB Partners, LP	Illinois